SEMI-ANNUAL REPORT

                              --------------------
                                 DREYFUS PREMIER
                                  INTERNATIONAL
                                GROWTH FUND, INC.
                              --------------------

                                 APRIL 30, 1998

                                  [Lion Logo]

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    Dreyfus is pleased to report the
performance for the Dreyfus Premier
International Growth Fund for the six-
month period ended April 30, 1998. Your
Fund produced a total return of 15.77% for
Class A shares, 15.33% for Class B shares,
15.29% for Class C shares and 15.79% for
Class R shares.* These returns (on
average) compare favorably to the 15.44%
return produced by the main index of
international markets, the Morgan Stanley
Capital International Europe, Australasia,                 CHART
Far East (EAFERegistration Mark) Index.**

    Your Fund's overweight positions in
Italy and Spain were important
contributors to performance over the
period as the Italian market rose 46%
during the six months ended 4/30/98 and
the Spanish market was up 55% in the same time frame. Large positions in Germany, up
30%, and France, which improved 36% over the six months under review, also aided performance.

    Your Fund's European strategy has not changed in the last 18 months. As noted in several shareholder letters over that period, many of Dreyfus
Premier International Growth Fund's European holdings fall into three categories. One is "new growth companies" that have either been spun out of larger companies or made available to investors for the first time through initial public offerings. Strong contributors falling into this category over the half year under review include U.K. software maker Misys and airport retailers Aldeasa of Spain and Aeroporti di Roma of Italy. Second, many of the Fund's European holdings are drivers of broad change within important industries. Swedish insurer Skandia Group Forsakrings (a leader in investment products) and U.K.-based international cellular phone operator Vodafone Group performed strongly once again in this area. Last, a fair number of your Fund's European holdings are companies in the midst of restructuring to provide stronger financial returns for shareholders. Strong contributors to performance in this area over the six months under review include German consumer products giant Henkel KGaA and French conglomerate Generale des Eaux as well as a large number of financial services companies. The entire financial services sector is in the early stages of a restructuring/consolidation similar to that which U.S. and U.K. financial services firms have undergone over the last 10 to 15 years. European financial services companies must raise returns to compete in the international capital market and to be successful participants in the ongoing industry consolidation. Among the strong contributors to performance were French Banque National de Paris, German insurer Allianz, Italian insurer Instituto nazionale della Assicurazioni and banks Instituto Mobiliare Italiano and Instituto Bancario San Paolo di Torino, Spanish Banks Argentaria and Banco Santander and the Swedish Svenska Handelsbanken.

INVESTMENT APPROACH

    During my 14 years in the international equity management business I have developed an investment process designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. A crucial challenge for an international investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC based tools developed over time. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index. Markets and industry sectors are overweighted or underweighted in a disciplined manner. The fund will invest in emerging markets when they are judged to be attractive. While these markets comprise only a small portion of the EAFERegistration Mark Index, the Dreyfus Premier International Growth Fund will invest up to 30% of its assets in this area when significant opportunities present themselves. The reason for this policy is twofold. First, successful emerging countries have the highest secular Gross Domestic Product (GDP) and Earnings Per Share (EPS) growth rates in the world and an international portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets. Making a significant investment at the appropriate time positions the Fund to benefit from these extraordinary opportunities.

    In my investment process, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations both relative to their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.

    Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside risk against the U.S. Dollar over the next 12 to 18 months.

CURRENT STRATEGY

    In the 1997 annual report, the Dreyfus Premier International Growth team laid out its broad outline of the international market environment as follows:

    "Four broad conclusions are driving current strategy in the Fund. First, growth of the world economy will be significantly lower as a result of the currency turmoil that has swept emerging markets in recent months but there is a silver lining in that interest rates are likely to be lower also. Second, research on both markets and individual stocks indicates that Continental Europe is an attractive area for investment. Third, Japan may be nearing the end of its seven-year-long bear market, a development that warrants close monitoring for potential opportunities. Last, emerging markets are likely to need more time to sort out their recent difficulties before they become a target for significant investment in your Fund." These statements continue to guide the team's management of your Fund.

    Europe has become two distinct markets. The U.K. is experiencing declining corporate earnings growth, high interest rates and poor liquidity. While this market may become a much more fertile area for investment later in 1998, at the end of the reporting period, your Fund was underweight in the London market. Continental Europe is a completely different story. As noted in my last shareholder letter, the Continent could see strong earnings growth in 1998 even after adjusting for the difficulties in emerging markets. The Premier International Growth investment team feels even more bullish on Continental European earnings now than at the end of October 1997 when that statement was made. Europe is beginning to benefit from the creation of private savings schemes and mutual funds as citizens of that region come increasingly to realize that government-sponsored pension plans alone will not provide a comfortable source of retirement funds.

    Many of your Fund's Continental European investments continue to fall into the three main categories previously discussed. The Continental European portfolio is diversified among 11 countries. But the emphasis - the largest market overweights in the region - are in those countries that are the greatest beneficiaries of European Monetary Union. These are Italy, Spain and some of the smaller markets such as Portugal and Ireland. Among recently established investments in the Continental European markets are German retailer Douglas, French hotel group Accor and Olivetti, an Italian company formerly in the computer business that is in process of reinventing itself as a telephone service provider.

    Japan remains a "wait and see" market. The economy is still mired in recession and earnings are in decline. Perhaps more importantly the government and Japanese companies are moving only very, very slowly to implement the deregulatory and restructuring measures that have attracted equity capital to other international markets such as Germany, Italy, Spain, South Africa, Brazil and others. Liquidity remains very poor in the Tokyo market. While the economy may well pick up during the second half of 1998, driving stock prices moderately higher, the start of a new Japanese bull market awaits the investor-friendly reforms mentioned above. Your Fund's investments in Japan remain at a minimal level while the investment team closely evaluates ongoing news from Japan for evidence of opportunities.

    Following the Asian stock market and currency crisis of late 1997 and early 1998, true economic hardship-bankruptcies, unemployment, even social unrest - is hitting the region. This difficult period can be expected to continue for at least 12 months and possibly several years. Your Fund's exposure to the Asian emerging markets remained minimal during the period.

    Further, the Asian crisis has increased the perceived risk level of all emerging markets for investors. My comment from the last letter, "I remain cautious on emerging markets," still holds true and thus your Fund's exposure to emerging countries remained very low with small investments in Brazil, Mexico, South Africa and Taiwan.

    As manager of Dreyfus Premier International Growth Fund I look forward to communicating with you again later this year in the annual shareholder letter.
                              Sincerely,

                              /s/ Ron Chapman

                              Ron Chapman
                              Portfolio Manager

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                              APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS-94.5%                                                                         SHARES           VALUE
----------------------------------------------------------------------------             ------------     ------------
                        BRAZIL-.8%   Compania de Saneamento
                                       Basico do Estado de Sao Paolo........                   4,500      $  1,023,085
                                                                                                          ------------

                       DENMARK-.9%   BG Bank................................                  20,000         1,167,951
                                                                                                          ------------

                      FINLAND-1.2%   Merita, Cl. A..........................                 220,000         1,472,773
                                                                                                          ------------

                      FRANCE-10.4%   Accor..................................                   6,500         1,769,831
                                     Axa....................................                  14,000         1,641,997
                                     Banque Nationale de Paris..............                  16,000         1,347,620
                                     Generale Des Eaux......................                  11,200         2,080,173
                                     Generale Des Eaux (Warrants)...........                  11,200            16,281
                                     LVMH Moet Hennessy.....................                   7,000         1,439,655
                                     SGS - Thomson Microelectronics......(a)                  35,000         2,957,500
                                     Societe Generale.......................                   3,500           727,967
                                     Suez Lyonnaise Des Eaux................                   8,500         1,440,319
                                                                                                          ------------
                                                                                                            13,421,343
                                                                                                          ------------

                      GERMANY-8.4%   Adidas.................................                   8,400         1,391,425
                                     Allianz................................                   5,500         1,690,423
                                     Beta Systems Software...............(a)                   7,000           551,893
                                     Commerzbank............................                  35,000         1,348,552
                                     Douglas Holding........................                  39,000         1,724,165
                                     Hoechst................................                  35,000         1,410,718
                                     Linde..................................                   2,000         1,379,733
                                     Pro Sieben Media.......................                  25,000         1,287,584
                                                                                                          ------------
                                                                                                            10,784,493
                                                                                                          ------------

                      IRELAND-1.0%   Bank of Ireland........................                  60,000         1,216,401
                                                                                                          ------------

                       ITALY-15.6%   Aeroporti di Roma...................(a)                 175,000         2,455,726
                                     Assicurazioni Generali.................                  75,200         2,250,867
                                     Banca Popolare Di Brescia..............                 163,000         2,496,820
                                     ENI....................................                 250,000         1,674,189
                                     Fiat................................(a)                 272,500         1,083,851
                                     Instituto Nazionale delle Assicurazioni                 900,000         2,682,990
                                     Instituto Bancario San Paolo di Torino.                  96,000         1,408,451
                                     Istituto Mobiliare Italiano............                  88,000         1,432,575
                                     Olivetti...............................               1,000,000         1,292,525
                                     Rinascente.............................                 140,000         1,378,042
                                     Telecom Italia.........................                 260,000         1,957,518
                                                                                                          ------------
                                                                                                            20,113,554
                                                                                                          ------------

                        JAPAN-8.1%   Aiwa...................................                  27,000           802,181
                                     Canon..................................                  22,000           517,939
                                     Dai Nippon Printing....................                  68,000         1,150,809

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                    SHARES           VALUE
----------------------------------------------------------------------------------       ------------     ------------
                 JAPAN (CONTINUED)   Daikin Industries............................            96,000      $    469,349
                                     Isetan.......................................            80,000           661,301
                                     Ito Yokado...................................            15,000           772,847
                                     Kao..........................................            50,000           731,478
                                     Minebea......................................            65,000           723,580
                                     Mitsui Marine & Fire Insurance...............           132,000           674,148
                                     Nidec........................................            13,000           694,246
                                     Nintendo.....................................             7,000           629,710
                                     Nomura Securities............................            53,000           643,814
                                     Shimano......................................            33,000           727,266
                                     Wacoal.......................................            60,000           602,482
                                     Yamanouchi Pharmaceutical....................            27,000           635,653
                                                                                                          ------------
                                                                                                            10,436,803
                                                                                                          ------------

                       MEXICO-3.5%   Grupo Carso, SA de CV, Ser. A1...............           120,000           758,787
                                     Grupo Financiero Banamex Accival, Cl. B...(a)           480,000         1,494,966
                                     Grupo Financiero Bancomer S.A., Ser. B....(a)         2,200,000         1,518,046
                                     Telefonos de Mexico, A.D.R...................            14,000           792,750
                                                                                                          ------------
                                                                                                             4,564,549
                                                                                                          ------------

                  NETHERLANDS-6.0%   ABN Amro Holding.............................            70,000         1,703,348
                                     ASM Lithography Holding...................(a)            14,500         1,328,562
                                     ING Groep....................................            11,000           714,328
                                     Koninklijke Numico...........................            36,000         1,201,840
                                     Royal Dutch Petroleum........................            25,000         1,378,654
                                     Unique International.........................            45,000         1,431,080
                                                                                                          ------------
                                                                                                             7,757,812
                                                                                                          ------------
                     PORTUGAL-1.9%   Electricidade de Portugal....................            64,600         1,684,302
                                     Portugal Telecom.............................            14,000           751,711
                                                                                                          ------------
                                                                                                             2,436,013
                                                                                                          ------------

                    SINGAPORE-4.2%   Creative Technology..........................            33,000           685,633
                                     Development Bank.............................           214,500         1,422,324
                                     Development Bank (Rights)....................            39,000            49,258
                                     Keppel.......................................           560,000         1,506,536
                                     Overseas Union Bank..........................           470,000         1,780,865
                                                                                                          ------------
                                                                                                             5,444,616
                                                                                                          ------------

                 SOUTH AFRICA-2.3%   Barlow.......................................            70,000           676,660
                                     Investec Group...............................            13,000           627,684
                                     Liberty Life Association of Africa...........            26,000           879,786
                                     Primedia.....................................            85,000           731,671
                                                                                                          ------------
                                                                                                             2,915,801
                                                                                                          ------------

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                    SHARES           VALUE
----------------------------------------------------------------------------             ------------     ------------
                        SPAIN-7.7%   Aldeasa.............................(a)                  70,000      $  2,547,458
                                     Argentaria.............................                  25,000         2,081,899
                                     Banco de Santander.....................                  35,000         1,847,480
                                     Endesa.................................                  60,000         1,455,690
                                     Repsol.................................                  37,000         2,025,835
                                                                                                          ------------
                                                                                                             9,958,362
                                                                                                          ------------

                       SWEDEN-4.7%   Electrolux, Cl. B......................                  19,000         1,766,050
                                     Skandia Group Forsakrings..............                  33,000         2,296,252
                                     Svenska Handelsbanken, Ser. A..........                  44,000         1,993,778
                                                                                                          ------------
                                                                                                             6,056,080
                                                                                                          ------------

                  SWITZERLAND-5.3%   Adecco.................................                   4,000         1,745,503
                                     Nestle.................................                     800         1,550,966
                                     Swiss Life.............................                   1,500         1,268,155
                                     Union Bank of Switzerland..............                   1,400         2,253,431
                                                                                                          ------------
                                                                                                             6,818,055
                                                                                                          ------------

                        TAIWAN-.8%   Taiwan Semiconductor Manufacturing,
                                     A.D.R..................................                  39,700           975,131
                                                                                                          ------------

              UNITED KINGDOM-11.7%   British Sky Broadcasting Group.........                 210,000         1,526,915
                                     Colt Telecom Group.....................                  65,000         1,401,553
                                     Diageo.................................                 125,280         1,490,967
                                     Enterprise Oil.........................                 135,000         1,245,602
                                     Gallaher Group.........................                 231,000         1,201,305
                                     Granada Group..........................                  71,000         1,222,368
                                     Misys..................................                  38,114         1,826,814
                                     Scottish & Newcastle...................                  68,000         1,031,483
                                     SmithKline Beecham.....................                 109,000         1,299,040
                                     Somerfield.............................                 225,000         1,274,936
                                     Vodafone Group.........................                 135,000         1,478,024
                                                                                                          ------------
                                                                                                            14,999,007
                                                                                                          ------------
                                     TOTAL COMMON STOCKS
                                       (cost $101,559,720)..................                              $121,561,829
                                                                                                          ============


PREFERRED STOCKS-2.4%
----------------------------------------------------------------------------
                       BRAZIL-1.2%   Companhia Energetica de Minas Gerais...                  33,000      $  1,601,521
                                                                                                          ------------

                      GERMANY-1.2%   Henkel KGaA............................                  20,000         1,559,020
                                                                                                          ------------
                                     TOTAL PREFERRED STOCKS
                                       (cost $2,039,703)....................                              $  3,160,541
                                                                                                          ============

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

                                                                                                              VALUE
                                                                                                          ------------
TOTAL INVESTMENTS (cost $103,559,423).................................................         96.9%      $124,722,370
                                                                                              ======      ============

CASH AND RECEIVABLES (NET)............................................................          3.1%      $  3,926,421
                                                                                              ======      ============

NET ASSETS............................................................................        100.0%      $128,648,791
                                                                                              ======      ============

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing.

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                   APRIL 30, 1998 (UNAUDITED)

                                                                                               Cost          Value
                                                                                           ------------   ------------
ASSETS:                    Investments in securities-See Statement of Investments......    $103,599,423   $124,722,370
                           Cash........................................................                        835,514
                           Receivable for investment securities sold...................                     12,888,572
                           Receivable for forward currency exchange contracts..........                        479,699
                           Dividends and interest receivable...........................                        468,616
                           Net unrealized appreciation on forward currency
                             exchange contracts-Note 4(a)..............................                        275,210
                           Receivable for shares of Common Stock subscribed............                          5,867
                           Prepaid expenses............................................                         35,912
                                                                                                          ------------
                                                                                                           139,711,760
                                                                                                          ------------

LIABILITIES:               Due to The Dreyfus Corporation and affiliates...............                        115,675
                           Due to Distributor..........................................                         44,698
                           Payable for shares of Common Stock redeemed.................                      4,918,046
                           Bank loan payable-Note 2....................................                      3,000,000
                           Payable for investment securities purchased.................                      2,813,514
                           Interest payable-Note 2.....................................                         15,752
                           Accrued expenses............................................                        155,284
                                                                                                          ------------
                                                                                                            11,062,969
                                                                                                          ------------

NET ASSETS.............................................................................                   $128,648,791
                                                                                                          ============

REPRESENTED BY:            Paid-in capital.............................................                   $109,139,815
                           Accumulated investment (loss)...............................                       (286,640)
                           Accumulated net realized gain (loss) on investments,
                             forward currency exchange contracts and foreign
                             currency transactions.....................................                     (1,592,156)
                           Accumulated net unrealized appreciation (depreciation)
                             on investments, forward currency exchange contracts
                             and foreign currency transactions.........................                     21,387,772
                                                                                                          ------------
NET ASSETS.............................................................................                   $128,648,791
                                                                                                          ============

                                               NET ASSET VALUE PER SHARE
                                               -------------------------
                                                          CLASS A          CLASS B          CLASS C         CLASS R
                                                        ------------     -----------      -----------     ------------
Net Assets.................................             $57,421,220      $70,841,881      $   316,022      $    69,668
Shares Outstanding.........................               3,552,431        4,474,548           20,497         4,315.17
NET ASSET VALUE PER SHARE..................                  $16.16           $15.83           $15.42           $16.14
                                                             ======           ======           ======           ======

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS              SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $134,181 foreign taxes
                                     withheld at source)..........................         $ 796,393
                                 Interest.........................................           120,896
                                                                                           ---------
                                       TOTAL INCOME...............................                         $   917,289

EXPENSES:                        Management fee-Note 3(a).........................           484,010
                                 Distribution fees-Note 3(b)......................           255,498
                                 Shareholder servicing costs-Note 3(c)............           221,310
                                 Custodian fees...................................            55,904
                                 Interest expense-Note 2..........................            53,946
                                 Registration fees................................            27,936
                                 Professional fees................................            26,262
                                 Prospectus and shareholders' reports.............            14,412
                                 Directors' fees and expenses-Note 3(d)...........            11,108
                                 Miscellaneous....................................             3,245
                                                                                           ---------

                                       TOTAL EXPENSES.............................                           1,153,631
                                                                                                           -----------

INVESTMENT (LOSS).................................................................                            (236,342)
                                                                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                   foreign currency transactions..................         $(135,155)
                                 Net realized gain (loss) on forward currency
                                   exchange contracts:
                                     Short transactions...........................           (72,901)
                                                                                           ---------

                                       NET REALIZED GAIN (LOSS)...................                            (208,056)
                                 Net unrealized appreciation (depreciation)
                                   on investments, forward currency exchange
                                   contracts and foreign currency transactions....                          19,617,063
                                                                                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............................                          19,409,007
                                                                                                           -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                         $19,172,665
                                                                                                           ===========

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   APRIL 30, 1998       YEAR ENDED
                                                                                     (UNAUDITED)     OCTOBER 31, 1997
                                                                                  ----------------   ----------------
OPERATIONS:
    Investment (loss).................................................              $   (236,342)      $   (545,794)
    Net realized gain (loss) on investments...........................                  (208,056)        18,415,535
    Net unrealized appreciation (depreciation) on investments.........                19,617,063          1,661,648
                                                                                    ------------       ------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS..................................................                19,172,665         19,531,389
                                                                                    ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares..................................................                        --           (676,358)
      Class B shares..................................................                        --           (149,162)
      Class C shares..................................................                        --             (1,011)
      Class R shares..................................................                        --               (429)
    Net realized gain on investments:
      Class A shares..................................................                (8,881,717)        (8,792,664)
      Class B shares..................................................               (10,185,322)        (9,418,461)
      Class C shares..................................................                   (35,735)           (12,410)
      Class R shares..................................................                   (12,932)            (4,409)
                                                                                    ------------       ------------
          TOTAL DIVIDENDS.............................................               (19,115,706)       (19,054,904)
                                                                                    ------------       ------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..................................................                23,648,505         34,193,355
      Class B shares..................................................                 1,697,938          3,089,712
      Class C shares..................................................                    71,687            225,535
      Class R shares..................................................                    11,712             73,884
    Dividends reinvested:
      Class A shares..................................................                 8,559,934          9,128,243
      Class B shares..................................................                 9,726,754          9,154,420
      Class C shares..................................................                    29,819             12,995
      Class R shares..................................................                    12,932              4,838
    Cost of shares redeemed:
      Class A shares..................................................               (34,286,109)       (51,594,393)
      Class B shares..................................................                (6,952,499)       (17,522,352)
      Class C shares..................................................                   (75,662)            (5,622)
      Class R shares..................................................                   (34,681)            (2,168)
                                                                                    ------------       ------------
          INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK
          TRANSACTIONS................................................                 2,410,330        (13,241,553)
                                                                                    ------------       ------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS...................                 2,467,289        (12,765,068)
NET ASSETS:
    Beginning of Period...............................................               126,181,502        138,946,570
                                                                                    ------------       ------------
    End of Period.....................................................              $128,648,791       $126,181,502
                                                                                    ============       ============
INVESTMENT (LOSS).....................................................              $   (286,640)      $    (50,298)
                                                                                    ------------       ------------

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                             SHARES
                                                                              -------------------------------------
                                                                              SIX MONTHS ENDED
                                                                               APRIL 30, 1998        YEAR ENDED
                                                                                 (UNAUDITED)      OCTOBER 31, 1997
                                                                              ------------------- -----------------
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    -------
    Shares sold............................................................        1,528,974            2,080,820
    Shares issued for dividends reinvested.................................          607,518              613,045
    Shares redeemed........................................................       (2,172,130)          (3,138,619)
                                                                                  ----------           ----------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......          (35,638)            (444,754)
                                                                                  ==========           ==========

    CLASS B
    -------
    Shares sold............................................................          110,574              193,309
    Shares issued for dividends reinvested.................................          702,800              619,798
    Shares redeemed........................................................         (456,364)          (1,093,382)
                                                                                  ----------           ----------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......          357,010             (280,275)
                                                                                  ==========           ==========

    CLASS C
    -------
    Shares sold............................................................            4,642               14,503
    Shares issued for dividends reinvested.................................            2,212                  899
    Shares redeemed........................................................           (4,718)                (330)
                                                                                  ----------           ----------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......            2,136               15,072
                                                                                  ==========           ==========

    CLASS R
    -------
    Shares sold............................................................              750                4,446
    Shares issued for dividends reinvested.................................              919                  326
    Shares redeemed........................................................           (2,227)                (134)
                                                                                  ----------           ----------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......             (558)               4,638
                                                                                  ==========           ==========

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          CLASS A SHARES
                                               ----------------------------------------------------------------
                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                APRIL 30, 1998    -------------------------------------------------
PER SHARE DATA:                                   (UNAUDITED)     1997       1996       1995       1994       1993
                                               ----------------  ------     ------     ------     ------     ------
    Net asset value, beginning of period......     $16.45        $16.59     $16.10     $15.78     $15.58     $13.68
                                                   ------        ------     ------     ------     ------     ------
    INVESTMENT OPERATIONS:
    Investment income-net.....................         --(1)         --        .14        .24        .15        .10
    Net realized and unrealized gain (loss)
      on investments..........................       2.23(1)       2.24       1.44        .47        .71       2.01
                                                   ------        ------     ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS..........       2.23(1)       2.24       1.58        .71        .86       2.11
                                                   ------        ------     ------     ------     ------     ------
    DISTRIBUTIONS:
    Dividends from investment income-net......         --          (.17)      (.25)      (.15)      (.08)      (.09)
    Dividends from net realized gain
      on investments..........................      (2.52)        (2.21)      (.84)      (.24)      (.58)      (.12)
                                                   ------        ------     ------     ------     ------     ------
    TOTAL DISTRIBUTIONS.......................      (2.52)        (2.38)     (1.09)      (.39)      (.66)      (.21)
                                                   ------        ------     ------     ------     ------     ------
    Net asset value, end of period............     $16.16        $16.45     $16.59     $16.10     $15.78     $15.58
                                                   ======        ======     ======     ======     ======     ======

TOTAL INVESTMENT RETURN (2)...................      15.77%(3)     15.00%     10.21%      4.72%      5.62%     15.66%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average
      net assets..............................        .64%(3)      1.30%      1.31%      1.31%      1.38%      1.66%
    Ratio of interest expense to average
      net assets..............................        .04%(3)        --         --        .01%       .01%       .01%
    Ratio of net investment income to average
      net assets..............................        .02%(3)        --        .76%      1.38%       .95%       .98%
    Portfolio Turnover Rate...................      93.85%(3)    161.62%    176.17%    229.90%    156.98%    179.28%
    Average commission rate paid (4)..........     $.0245        $.0261     $.0269       --         --         --
    Net Assets, end of period (000's Omitted).    $57,421       $59,030    $66,907    $68,584    $79,017    $75,066

---------------
(1) Based on average shares outstanding.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          CLASS B SHARES
                                               ----------------------------------------------------------------
                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                APRIL 30, 1998    -------------------------------------------------
PER SHARE DATA:                                   (UNAUDITED)     1997       1996       1995       1994       1993(1)
                                               ----------------  ------     ------     ------     ------     --------
    Net asset value, beginning of period......     $16.22        $16.37     $15.90     $15.59     $15.49     $13.51
                                                   ------        ------     ------     ------     ------     ------
    INVESTMENT OPERATIONS:
    Investment income (loss)-net..............       (.06)(2)      (.14)        --        .10        .06       (.01)
    Net realized and unrealized gain (loss)
      on investments..........................       2.19(2)       2.24       1.44        .49        .67       1.99
                                                   ------        ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS.............        2.13(2)       2.10       1.44        .59        .73       1.98
                                                   ------        ------     ------     ------     ------     ------
    DISTRIBUTIONS:
    Dividends from investment income-net......         --          (.04)      (.13)      (.04)      (.05)        --
    Dividends from net realized gain
      on investments..........................      (2.52)        (2.21)      (.84)      (.24)      (.58)        --
                                                   ------        ------     ------     ------     ------     ------
    TOTAL DISTRIBUTIONS.......................      (2.52)        (2.25)      (.97)      (.28)      (.63)        --
                                                   ------        ------     ------     ------     ------     ------
    Net asset value, end of period............     $15.83        $16.22     $16.37     $15.90     $15.59     $15.49
                                                   ======        ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN (3)...................      15.33%(4)     14.14%      9.36%      3.96%      4.82%     14.66%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average
      net assets........................             1.03%(4)      2.05%      2.06%      2.06%      2.15%      1.96%(4)
    Ratio of interest expense to average
      net assets..............................        .04%(4)        --         --        .01%        --        .01%(4)
    Ratio of net investment income (loss) to
      average net assets......................       (.37%)(4)     (.76%)      .01%       .62%       .23%      (.18%)(4)
    Portfolio Turnover Rate...................      93.85%(4)    161.62%    176.17%    229.90%    156.98%    179.28%
    Average commission rate paid (5)..........     $.0245        $.0261     $.0269       --         --         --
    Net Assets, end of period (000's Omitted).    $70,842       $66,781    $71,983    $72,215    $76,897    $40,897

---------------
(1) From January 15, 1993 (commencement of initial offering) to October 31,
    1993.
(2) Based on average shares outstanding.
(3) Exclusive of sales load.
(4) Not annualized.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS C SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
    Net asset value, beginning of period......................      $15.87        $16.20      $15.90      $15.85
                                                                    ------        ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income (loss)-net..............................        (.04)(2)      (.12)(2)     .28        (.01)
    Net realized and unrealized gain (loss) on investments....        2.11(2)       2.18(2)     1.14         .06
                                                                    ------        ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS..........................        2.07(2)       2.06(2)     1.42         .05
                                                                    ------        ------      ------      ------

    DISTRIBUTIONS:
    Dividends from investment income-net......................          --          (.18)       (.28)         --
    Dividends from net realized gain on investments...........       (2.52)        (2.21)       (.84)         --
                                                                    ------        ------      ------      ------

    TOTAL DISTRIBUTIONS.......................................       (2.52)        (2.39)      (1.12)         --
                                                                    ------        ------      ------      ------

    Net asset value, end of period............................      $15.42        $15.87      $16.20      $15.90
                                                                    ======        ======      ======      ======
TOTAL INVESTMENT RETURN (3)...................................       15.29%(4)     14.17%       9.36%        .32%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.........         .97%(4)      2.10%       1.90%        .35%(4)
    Ratio of interest expense to average net assets...........         .04%(4)       .01%         --          --
    Ratio of net investment income (loss) to average
      net assets..............................................        (.28%)(4)     (.73%)      (.19%)      (.09%)(4)
    Portfolio Turnover Rate...................................       93.85%(4)    161.62%     176.17%     229.90%
    Average commission rate paid (5)..........................      $.0245        $.0261      $.0269        --
    Net Assets, end of period (000's Omitted).................        $316          $291         $53          $1

---------------
(1) From September 5, 1995 (commencement of initial offering) to October 31,
    1995.
(2) Based on average shares outstanding.
(3) Exclusive of sales load.
(4) Not annualized.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS R SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
Net asset value, beginning of period..........................      $16.43        $16.59      $16.11      $16.04
                                                                    ------        ------      ------      ------

    INVESTMENT OPERATIONS:
    Investment income-net.....................................         .02(2)        .17         .26         .01
    Net realized and unrealized gain (loss) on investments....        2.21(2)       2.10        1.35         .06
                                                                    ------        ------      ------      ------

    TOTAL FROM INVESTMENT OPERATIONS..........................        2.23(2)       2.27        1.61         .07
                                                                    ------        ------      ------      ------

    DISTRIBUTIONS:
    Dividends from investment income-net......................          --          (.22)       (.29)         --
    Dividends from net realized gain on investments...........       (2.52)        (2.21)       (.84)         --
                                                                    ------        ------      ------      ------
    TOTAL DISTRIBUTIONS.......................................       (2.52)        (2.43)      (1.13)         --
                                                                    ------        ------      ------      ------
    Net asset value, end of period............................      $16.14        $16.43      $16.59      $16.11
                                                                    ======        ======      ======      ======
TOTAL INVESTMENT RETURN.......................................       15.79%(3)     15.21%      10.45%        .44%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.........         .53%(3)      1.09%        .87%        .18%(3)
    Ratio of interest expense to average net assets...........         .04%(3)       .01%         --          --
    Ratio of net investment income to average net assets......         .11%(3)       .21%        .94%        .08%(3)
    Portfolio Turnover Rate...................................       93.85%(3)    161.62%     176.17%     229.90%
    Average commission rate paid (4)..........................      $.0245        $.0261      $.0269          --
    Net Assets, end of period (000's Omitted).................         $70           $80          $4          $1

---------------
(1) From September 5, 1995 (commencement of initial offering) to October 31,
    1995.
(2) Based on average shares outstanding.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Premier International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 300 million of $.001 par value Common Stock in each of the following class of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-BANK LINE OF CREDIT:

    In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.

    The average daily amount of borrowings outstanding during the period ended April 30, 1998 was approximately $1,785,500 with a related weighted average annualized interest rate of 6.1%.

NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $36,636 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended April 30, 1998, Class B and Class C shares were charged $254,572 and $926, respectively, pursuant to the Distribution Plan.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $76,070, $84,857 and $309, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $10,428 pursuant to the transfer agency agreement.

    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 4-SECURITIES TRANSACTIONS:

    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1998 amounted to $118,371,527 and $132,676,205, respectively.

    The following summarizes open forward currency exchange contracts at April 30, 1998:

                                                  FOREIGN
                                                  CURRENCY                                         UNREALIZED
FORWARD CURRENCY EXCHANGE CONTRACTS               AMOUNTS         PROCEEDS          VALUE         APPRECIATION
-----------------------------------------       -------------    ----------      -----------      ------------
SALES:
-----
    British Pounds, expiring 7/17/98.....           9,000,000    $15,102,000     $14,982,705        $119,295
    Japanese Yen, expiring 7/15/98.......       1,300,000,000     10,050,251       9,894,336         155,915
                                                                                                    --------
      TOTAL..............................                                                           $275,210
                                                                                                    ========

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or to gain exposure to the foreign currency in an attempt to realize gains. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

    (B) At April 30, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $21,398,157 consisting of $23,642,849 gross unrealized appreciation and $2,244,692 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER INTERNATIONAL
GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                        092/633SA984